UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2025

WORLD KINECT CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 N.W. 41st Street Miami, Florida (Address of principal executive offices)	33178 (Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WKC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2025, the Board of Directors (the “Board”) of World Kinect Corporation (the “Company”) appointed Jeffrey M. Kottkamp as a director of the Company. Mr. Kottkamp is expected to be appointed to the Audit Committee following the Company’s 2025 Annual Shareholder Meeting. Mr. Kottkamp spent 40 years at Deloitte & Touche USA LLP, an audit, consulting, tax and advisory service provider, before retiring in 2023 after having served as a partner for nearly 30 years. At Deloitte, Mr. Kottkamp served in significant leadership roles, including National Managing Partner of the US Securities Industry Audit Practice, Northeast Regional Managing Partner of the US Audit Practice, Senior Audit Client Service Partner and Vice Chair of the US Audit Firm. Mr. Kottkamp also served as Senior Partner, Global Financial Services Audit Practice and Global Audit & Assurance Quality Leader for Deloitte Touche Tohmatsu Ltd. A copy of the Company’s press release announcing the appointment of Mr. Kottkamp is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Mr. Kottkamp will receive the standard non-employee director compensation for serving on the Board and its committees, including 862 restricted stock units representing a pro-rated portion of the annual director equity grant, which will vest on the day prior to the Company’s 2025 annual shareholder meeting. The Company also entered into a director indemnification agreement with Mr. Kottkamp, substantially in the form attached as Exhibit 99.2 hereto.

There is no arrangement or understanding between Mr. Kottkamp and any other person pursuant to which Mr. Kottkamp was selected as a director of the Company. Mr. Kottkamp is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 23, 2025

99.2	World Kinect Corporation Form of Director Indemnification Agreement

104	Cover Page Interactive Data File, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2025

World Kinect Corporation

/s/ Joel M. Williams
Joel M. Williams Assistant Corporate Secretary